FINANCIAL STATEMENTS OF
PRUDENTIAL'S ANNUITY PLAN ACCOUNT - 2
STATEMENT OF NET ASSETS
December 31, 2022

ASSETS
Investment in Prudential's Gibraltar Fund, Inc., at fair value	$3,289,261
Net Assets	$3,289,261

NET ASSETS, representing:
Accumulation units	$3,225,204
Contracts in payout (annuitization period)	46,932
Equity of The Prudential Insurance Company of America	17,125
$3,289,261

Planholder units outstanding	6,763

Fund shares held	229,057
Fund net asset value per share	$14.36
Investment in fund shares, at cost	$4,474,127

STATEMENT OF OPERATIONS
For the year ended December 31, 2022

INVESTMENT INCOME
Dividend income	$—

EXPENSES
Charges for mortality and expense risk, and for administration	27,753
NET INVESTMENT INCOME (LOSS)	(27,753)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	305,510
Net realized gain (loss) on shares redeemed	289,647
Net change in unrealized appreciation (depreciation) on investments	(2,965,018)
NET GAIN (LOSS) ON INVESTMENTS	(2,369,861)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,397,614)

The accompanying notes are an integral part of these financial statements.
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FINANCIAL STATEMENTS OF
PRUDENTIAL'S ANNUITY PLAN ACCOUNT - 2
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2022 and 2021

	December 31,
	2022	2021

OPERATIONS
Net investment income (loss)	$(27,753)	$(47,990)
Capital gains distributions received	305,510	1,303,916
Net realized gain (loss) on shares redeemed	289,647	380,600
Net change in unrealized appreciation (depreciation) on investments	(2,965,018)	(615,046)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,397,614)	1,021,480

PLANHOLDER TRANSACTIONS
Annuity payments	(13,595)	(55,615)
Surrenders, withdrawals and death benefits	(909,266)	(1,545,891)
Net transfers	(36,439)	(27,237)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PLANHOLDER TRANSACTIONS	(959,300)	(1,628,743)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	(649,675)	841,237

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,006,589)	233,974

NET ASSETS
Beginning of year	7,295,850	7,061,876
End of year	$3,289,261	$7,295,850

PLANHOLDER UNITS
Beginning units	9,219	14,351
Units issued	375	562
Units redeemed	(2,831)	(5,694)
Ending units	6,763	9,219

The accompanying notes are an integral part of these financial statements.
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NOTES TO FINANCIAL STATEMENTS OF
PRUDENTIAL'S ANNUITY PLAN ACCOUNT - 2
December 31, 2022

Note 1:    General

Prudential’s Annuity Plan Account-2 (the “Account”) was established under the laws of the State of New Jersey on June 11, 1968 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of the Flexible Purchase Payment Contract and the Single Purchase Variable Payment Contract (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with the contracts sold to retirement plans that qualify for federal tax benefits under Sections 401(a), 403(b), 404(a)(2), 408, 457, or 501(c)(3) of the Internal Revenue Code of 1986, as amended.

New sales of the products which invest in the Account have been discontinued. However, premium payments made by planholders will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

The Account is a funding vehicle for the contracts, which offer the option to invest in a subaccount, which in turn invests in shares of the Prudential’s Gibraltar Fund, Inc. (the “Fund”). The Fund is a diversified open-end management investment company and is managed by PGIM Investments LLC (“PGIM Investments”), which is an affiliate of Prudential. The subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the Fund in which it invests.

Market Disruption, Geopolitical and Market Events Risks

Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts, geopolitical developments, terrorism, natural disasters and public health epidemics (including the global outbreak of COVID-19). The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of risks to the portfolios in which each subaccount invests in.

Recent failures of certain U.S. and international banks and actions taken by government intervention may at times result in unusually high market volatility, which could negatively impact performance of the portfolios in which each subaccount invests in.

COVID-19 has resulted in extreme stress and disruption in the global economy and financial markets. The pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the fund in which the subaccount invests. Management will continue to monitor developments, and their impact on the Account and the fair value of the fund.

These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to PGIM Investments.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investments in the Fund. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.
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Note 2:    Significant Accounting Policies (continued)

Investment - The investment in shares of the Fund is stated at the reported net asset value per share of the Fund, which is based on the fair value of the underlying securities in the Fund. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the first in, first out method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Fund and are recorded on the ex-distribution date.

Contracts in payout (annuitization) period - Net assets allocated to contracts in the payout period are computed according to the industry standard mortality tables. The assumed investment return ("AIR"), elected by the annuitant, is 3.50% or 5.00%. The mortality risk is fully borne by Prudential and may result in additional amounts being transferred into the Account by Prudential to cover greater longevity of annuitants than expected. A receivable is established for amounts due to the subaccount from Prudential but not yet received. The amounts are included in “Net transfers” on the Statements of Changes in Net Assets. Once a contract enters the payout period, no planholder initiated transactions are permitted and, therefore, the calculation of unit value is no longer relevant, although still performed. The unit values for such contracts in payout are therefore excluded from the Financial Highlights in Note 7.

Note 3:     Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying fund, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2022, management determined that the fair value inputs for the Account’s investment, which is an open-end mutual fund registered with the SEC, were considered Level 2.

Note 4:    Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Fund for the period ended December 31, 2022 were as follows:
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Note 5:    Purchases and Sales of Investments (continued)

Purchases	$—
Sales	1,636,728

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Fund has entered into a management agreement with PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC, an indirect, wholly-owned subsidiary of Prudential Financial.

Prudential Investment Management Services LLC (“PIMS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the distributor of the shares of the Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the shares of the Fund.

Prudential also maintains a position in the Account for purposes of administering activity in the Account, including contract and Fund share transactions. As of December 31, 2022, Prudential’s position in the Account was $17,125, and is included in Equity of The Prudential Insurance Company of America in the Statement of Net Assets.

Note 7:    Financial Highlights

In the table below, the planholder units and net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded through the Account. Only product designs that had planholder units outstanding during the respective periods were considered when determining the ranges, which exclude Prudential's position in the Account. The summary may not reflect the minimum and maximum contract charges as planholders may not have selected all available contract options offered by Prudential.

	At the year ended					For the year ended
					Net	Investment
	Units	Unit Value			Assets	Income	Expense Ratio			Total Return
	(000s)	(Lowest-Highest)(1)			(000s)	Ratio*	(Lowest-Highest)**			(Lowest-Highest)***
December 31, 2022	7	$1,272.51	to	$1,272.51	$3,272	0.00%	0.38%	to	0.68%	-36.25%	to	-36.06%
December 31, 2021	9	$1,995.97	to	$1,995.97	$6,330	0.00%	0.38%	to	0.68%	14.48%	to	14.83%
December 31, 2020	14	$1,743.46	to	$1,743.46	$6,968	0.17%	0.38%	to	0.68%	41.77%	to	42.19%
December 31, 2019	15	$1,229.78	to	$1,229.78	$5,312	0.21%	0.38%	to	0.68%	32.23%	to	32.63%
December 31, 2018	17	$930.00	to	$930.00	$4,897	0.24%	0.38%	to	0.68%	3.91%	to	4.22%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the Fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the Fund in which the Account invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to planholder accounts through the redemption of units and expenses of the Fund are excluded.

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Note 7:    Financial Highlights (continued)

***
These amounts represent the total returns for the periods indicated, including changes in the value of the Fund, and reflect deductions for all items included in the expense ratio. The total return does not include the AIR elected by the annuitant used to determine the monthly annuity payment nor does it include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(1)	Amounts exclude contracts in the payout period.

Note 8:     Charges and Expenses

The following represents the charges and expenses of the Account which are paid to Prudential.

A.Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of the Account at an effective annual rate of 0.23%-0.80%. Mortality risk is the risk that planholders may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges assessed by Prudential. These charges are assessed through a reduction in unit values.

B.Administration Charge

The administration charge is applied daily against the net assets of the Account at an effective annual rate of 0.15%-0.50%. Administration charge includes costs associated with issuing the contracts, establishing and maintaining records, and providing reports to planholders. This charge is assessed through a reduction in unit values.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a planholder's interest allocated to the variable account before the annuitization date.

Annuity payments represent periodic payments distributed under the terms of the contracts.

Surrenders, withdrawals and death benefits are payments to planholders and beneficiaries made under the terms of the contracts, including amounts that planholders have requested to be withdrawn or paid to them.

Net transfers represent transfer amounts to subaccount by Prudential to cover greater longevity of annuitants for those contracts in payout, and other timing related adjustments.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Insurance Company of America and
the Planholders of Prudential’s Annuity Plan Account-2

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Prudential’s Gibraltar Fund, Inc. of Prudential’s Annuity Plan Account-2 as of December 31, 2022, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Prudential’s Gibraltar Fund, Inc. of Prudential’s Annuity Plan Account-2 as of December 31, 2022, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of the subaccount of Prudential’s Annuity Plan Account-2 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccount of Prudential’s Annuity Plan Account-2 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investment owned as of December 31, 2022 by correspondence with the transfer agent of the investee mutual fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 18, 2023

We have served as the auditor of the subaccount of Prudential’s Annuity Plan Account-2 since at least 2012. We have not been able to determine the specific year we began serving as auditor of the subaccount of Prudential’s Annuity Plan Account-2.
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